Exhibit 10.8

________________________________________________

HSBC BANK USA, NATIONAL ASSOCIATION

and

SJA INDUSTRIES, LLC

and

THE TOWN OF ISLIP INDUSTRIAL DEVELOPMENT AGENCY

and

FAE HOLDINGS 411519R, LLC

_________________________________________________

NOTE AND MORTGAGE

ASSUMPTION AGREEMENT

Dated:  March 15, 2012

_________________________________________________

Street Address:                          355 South Technology Drive
 Central Islip, New York
District:                                       0500
Section:                                       206.00
Block:                                          03.00
Lot:                                              001.003
County:                                       Suffolk

_________________________________________________

RECORD AND RETURN TO:

Jodi L. Gladstone, Esq.
Farrell Fritz, P.C.
1320 Reckson Plaza
Uniondale, New York 11556-1320

_________________________________________________

AGREEMENT, made the 15th day of March, 2012, by and among HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association, having an address at 534 Broad Hollow Road, Melville, New York 11747 (being hereinafter called “Mortgagee”), SJA INDUSTRIES, LLC, a New York limited liability company, having an address at 355 South Technology Drive, Central Islip, New York 11722 (being hereinafter called the “Original Borrower”), FAE HOLDINGS 411519R, LLC, a New York limited liability company, having an address at c/o First American Exchange Company, LLC, 560 South 300 East, Salt Lake City, Utah  84111 (being hereinafter called “New Borrower”), and THE TOWN OF ISLIP INDUSTRIAL DEVELOPMENT AGENCY, a corporate governmental agency, having an address at 40 Nassau Avenue, Islip, New York 11751 (being hereinafter called the “IDA”).

RECITALS

A.           The IDA acquired record title to the property known as 355 South Technology Drive, Central Islip, New York, as more particularly described on Exhibit A attached hereto (hereinafter referred to as the “Real Property”) to provide certain benefits to the Original Borrower.  The Original Borrower and the IDA entered into a certain Installment Sale Agreement, dated as of December 1, 2000, a memorandum of which was recorded on January 18, 2001, in the Clerk’s Office in Liber 12097, at Page 529 (as the same may  have been amended, the “Sale Agreement”).  The Original Borrower occupies the Real Property pursuant to a certain lease agreement dated as of December 1, 2000 (the “Master Lease”), between the IDA and the Original Borrower.

B.           Original Borrower and CVD Equipment Corporation (“CVD”) are parties to a certain Contract of Sale dated September 2, 2011, pursuant to which CVD agreed to purchase Original Borrower’s right, title and interest in the Master Lease.

C.           New Borrower and CVD have entered into a certain Qualified Exchange Accommodation Agreement dated as of February 9, 2012 (the “Accommodation Agreement”), pursuant to which New Borrower agreed to acquire the leasehold interest under the Master Lease and sublease the same to CVD,  in order to facilitate CVD’s intended property exchange pursuant to Internal Revenue Code Section 1031 and Revenue Procedure 2000-37.  It is a condition of the Accommodation Agreement that New Borrower, on behalf of CVD, obtain funds sufficient to acquire Original Borrower’s interest under the Master Lease;

D.           CVD has applied to Mortgagee for a loan (the “Loan”) to New Borrower in the principal sum of SIX MILLION and 00/100 DOLLARS ($6,000,000.00), which loan is being funded on the date hereof.

E.           The Original Borrower is the maker under a certain mortgage note dated June 16, 2006, in the original principal amount of $9,150,000.00, executed by the Original Borrower in favor of SL Investment PAR Holdings 2008-1, LLC (the “Note”) which Note is secured by the mortgage described on Exhibit B attached hereto and made a part hereof (the “Mortgage”), encumbering the Real Property.

F.           In connection with the Loan being made by Mortgagee to New Borrower, the Note and Mortgage are this date being assigned to Mortgagee pursuant to a certain Assignment of Mortgage dated the date hereof from SL Investment PAR Holdings 2008-1, LLC to the Mortgagee, to be recorded in the Clerk’s Office.

G.           In consideration for the assignment of the Master Lease by Original Borrower to New Borrower, New Borrower is willing to assume all of the obligations of Original Borrower under the Note and the Mortgage.

Accordingly, the parties hereto hereby agree as follows:

1.           New Borrower hereby covenants, promises and agrees (a) to pay the indebtedness evidenced by the Note, on which there remains unpaid as of the date hereof the principal amount of $6,000,000.00, on the terms, in the manner and in all respects as therein provided, without offset, deduction, or counterclaim, (b) to perform each and all of the covenants, agreements and obligations in the Note and the Mortgage to be performed by Original Borrower, at the time, in the manner and in all respects as therein provided, and (c) to be bound by each and all of the terms and provisions of the Note and the Mortgage as though the Note and the Mortgage had originally been made, executed and delivered by New Borrower.

2.           All of the Real Property described in the Mortgage shall remain in all respects subject to the lien and encumbrance of the Mortgage, and nothing herein contained shall affect or be construed to affect the lien or encumbrance of said Mortgage, or the priority thereof over other liens or encumbrances, or, except as expressly provided herein, to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage; nor shall anything herein contained affect or be construed to affect any other security, if any, held by Mortgagee as security for the Note.

3.           The IDA is executing this Agreement solely to consent to the terms hereof and incurs no obligations hereunder.

4.           This Agreement shall be construed and interpreted in accordance with and governed by the laws of the State of New York.

5.           This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same instrument.

6.           New Borrower’s obligations under this Agreement, the Note and the Mortgage are absolute and unconditional and are valid irrespective of any other agreement or circumstance which might otherwise constitute a defense to the obligations under this Agreement, the Note or the Mortgage or to the obligations of others related to it.  New Borrower acknowledges that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to the obligations under this Agreement, the Note, or the Mortgage, except those specifically set forth herein and therein.

7.           Neither this Agreement nor any provision hereof may be modified, amended, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, change or termination is sought.

8.           This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

9.           Nothing in this Agreement is intended to or shall be deemed to create any rights or obligations of partnership, joint venture, or similar association among the parties hereto.

10.           If any term, covenant, provision or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant, provision or condition.

11.           New Borrower, Original Borrower and the Mortgagee hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to this Agreement..

12.           The general credit of New Borrower is not obligated or available for the payment of the indebtedness evidenced by the Note (the “Debt”).  Mortgagee will not look to New Borrower or any principal, member, director, officer or employee of New Borrower with respect to the Debt or any covenant, stipulation, promise, agreement or obligation contained herein or in the Note.  In enforcing its rights and remedies under this Agreement or the Note, Mortgagee will look solely to the Real Property and/or to the Guarantors (as defined in the Mortgage) for the payment of the Debt and for the performance of the provisions hereof or thereof.  Mortgagee will not seek a deficiency or other money judgment against New Borrower or any principal, member, director, officer or employee of New Borrower, and will not institute any separate action against New Borrower by reason of any default that may occur in the performance of any of the terms and conditions of this Agreement or the Note.  This agreement on the part of Mortgagee shall not be construed in any way so as to affect or impair the lien of the Mortgage or Mortgagee’s right to foreclose under the terms of the Mortgage as provided by law or construed in any way so as to limit or restrict any of the rights or remedies of the Mortgagee in any foreclosure proceedings or other enforcement of payment of the Debt out of and from the security given therefor, including, without limitation, any Guaranty (as defined in the Mortgage).  THE PROVISIONS OF THIS PARAGRAPH 12 SHALL BE APPLICABLE ONLY UNTIL, AND SHALL BE DEEMED DELETED FROM THIS AGREEMENT AND OF NO FURTHER FORCE OR EFFECT FROM AND AFTER, THE DATE THAT CVD ACQUIRES ALL OF THE MEMBERSHIP INTERESTS IN NEW BORROWER OR ASSUMES THE OBLIGATIONS OF NEW BORROWER UNDER THE MASTER LEASE, THE NOTE OR THE MORTGAGE PURSUANT TO THE TERMS OF THE ACCOMMODATION AGREEMENT OR OTHERWISE.

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year above first written.

SJA INDUSTRIES, LLC

By:           /s/ Fran Austrian
Name:       Fran Austrian
Title:         Member

FAE HOLDINGS 411519R, LLC

By:         /s/ Mark Bullock
Name:    Mark Bullock
Title:      Authorized Person of Manager

THE TOWN OF ISLIP INDUSTRIAL
DEVELOPMENT AGENCY

By:           /s/ William G. Mannix
Name:      William G. Mannix
Title:         Executive Director

HSBC BANK USA, NATIONAL ASSOCIATION

By:           /s/ Robert Caruana
Name:  Robert Caruana
Title:           VP

CVD Equipment Corporation hereby
acknowledges and agrees to the terms hereof.

CVD EQUIPMENT CORPORATION

By:           /s/ Glen Charles
Name:  Glen Charles
Title:  Chief Financial Officer

State of New York                )
) ss:
County of Suffolk                )

On the 15th day of March in the year 2012 before me, the undersigned, personally appeared Fran Austrian personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caren Rio Gouskos
Notary Public

State of New York                )
) ss:
County of Suffolk                )

On the 15th day of March in the year 2012 before me, the undersigned, personally appeared William G. Mannix personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caren Rio Gouskos
Notary Public

State of New York                )
) ss:
County of Suffolk                )

On the 15th day of March in the year 2012 before me, the undersigned, personally appeared Robert Caruana personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caren Rio Gouskos
Notary Public

State of New York                )
) ss:
County of                              )

On the _____ day of March in the year 2012 before me, the undersigned, personally appeared _____________  personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

________________________________________
Notary Public

[UNIFORM OUT OF STATE ACKNOWLEDGMENT, IF APPLICABLE]

STATE OF Utah	)
	)	SS:
COUNTY OF Salt Lake	)

On the 14 day of March in the year 2012 before me, the undersigned, personally appeared Mark Bullock, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of Salt Lake, State of Utah.

/s/ Coty E. Romero
Notary Public

EXHIBIT A

DESCRIPTION OF REAL PROPERTY

EXHIBIT B

DESCRIPTION OF MORTGAGE

Mortgage dated 6/16/2006 granted by SJA Industries LLC and Town of Islip Industrial Development Agency to Sun Life Assurance Company of Canada, in the original principal amount of $9,150,000.00, recorded in the Clerk’s Office for Suffolk County (the “Clerk’s Office”) on 6/26/2006 in Liber 21324, Page 658.

Assignment of Mortgage dated 12/29/2009 from Sun Life Assurance Company of Canada to SL Investment PAR Holdings 2008-1, LLC, recorded in the Clerk’s Office on 1/22/2010 in Liber 21910, Page 303.